UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 23, 2004

Date of Report (date of earliest event reported)

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway,

Suite 660 Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 23, 2004, Sonic Innovations Inc. (the “Company”) issued a press release announcing that it has accelerated the vesting of all unvested options awarded to employees, officers and directors that had exercise prices greater than the closing price at December 23, 2004 of $4.18 per share, the text of which is set forth as Exhibit 99.1.

Item 9.01. Exhibits

(a)

Exhibit Number	Exhibit Title
99.1	Press Release dated December 29, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC INNOVATIONS, INC.

/s/ Stephen L. Wilson
Stephen L. Wilson
Senior Vice President and Chief Financial Officer

Dated: December 29, 2004